UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 23, 2016

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5600 Blazer Parkway, Suite 200, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 23, 2016, Navidea Biopharmaceuticals, Inc. (the “Company”) issued a press release regarding its consolidated financial results for the calendar year and quarter ending December 31, 2015. A copy of the Company’s March 23, 2016 press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 2.02 of this Current Report on Form 8-K, including exhibit 99.1 attached hereto, shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Agreement dated March 14, 2016 among the Company, Platinum Management (NY) LLC and certain of its affiliates (the “Agreement”), incorporated by reference herein, the Company elected Mark Greene, M.D., Ph.D., FRCP and Tony Fiorino, M.D. Ph.D. as directors effective March 23, 2016. Dr. Greene was elected to fill a vacancy on the Board of Directors in the class with terms expiring at the annual meeting of stockholders to be held in 2017, and Dr. Fiorino was elected to fill a vacancy in the class with terms expiring at the 2018 annual meeting.

Mark I. Greene M.D., Ph.D., FRCP, age 67, has been Director of the Division of Immunology, Department of Pathology at University of Pennsylvania School of Medicine since 1986. Dr. Greene was the Associate Director of the Division for Fundamental Research, University of Pennsylvania Cancer Center from 1987-2009 and has been the John Eckman Professor of Medical Science of the University of Pennsylvania School of Medicine since 1989. From 1980 to 1986 he served as an Associate Professor of both Harvard University and Harvard Medical School. His groundbreaking work in erbB receptor function led to the development of Herceptin (Genentech) and to the development of a proprietary method for the rapid, reliable design of allosteric inhibitors of receptors and enzymes. Dr. Greene currently serves as a Member of the Scientific Advisory Board of Navidea’s subsidiary Macrophage Therapeutics. He previously served as a scientific advisor to Ception Therapeutics, Antisome PLC and Fulcrum Technologies and also served as a Member of the Scientific Advisory Boards of Fulcrum Pharmaceuticals, Inc. and Tolerx, Inc. He previously served as an Emeritus Director of Emisphere Technologies, Inc. where he also served as a Director. Additionally, Dr. Greene previously served as a Director of Ribi Immunochem Research, Inc. and currently serves as a Consultant of Martell Biosystems, Inc. Dr. Greene has an outstanding record of contributions to cancer biology and drug discovery that is well-documented in over 400 publications. Dr. Greene is a recipient of many awards and patents and has collaborated with a number of pharmaceutical companies. He received his M.D. (1972) and Ph.D. (1977) from the University of Manitoba, Canada, became a Fellow of the Royal College in 1976 and then joined the faculty of Harvard Medical School in 1978.

Tony Fiorino, M.D., Ph.D., age 48, has almost 20 years of experience in biotechnology finance and drug development. He is currently President and CEO of Triumvira Immunologics, located in Hamilton, Ontario, Canada and Hackensack, New Jersey.  Prior to this he was Chief Executive Officer at BrainStorm Cell Therapeutics from 2014-2015, where he continues to serve as Chief Medical Advisor.  Previously, he was a Managing Director at Greywall Asset Management, a healthcare equity fund, and President and Managing Member of Alchimia Partners, his consulting firm. Dr. Fiorino was also Founder, President and CEO of EnzymeRx, where he led the acquisition of a late-stage pre-clinical biologic and the development of the compound through Phase 1/2 clinical trials and its subsequent sale to 3SBio. Before founding EnzymeRx, Dr. Fiorino worked as a biotechnology and pharmaceuticals analyst and portfolio manager at firms including JP Morgan, Citigroup, and Pequot Capital. Dr. Fiorino earned an M.D. (1996) and a Ph.D. (1995) from the Albert Einstein College of Medicine where he studied the differentiation of liver progenitor cells, a B.S. in Biology from the Massachusetts Institute of Technology (1989) and has authored over 20 publications in the medical and scientific literature.

Each of the newly-elected directors will receive an annual cash retainer, currently set at $50,000 payable quarterly in arrears, and are expected to be granted restricted shares of the Company’s common stock consistent with amounts expected to be granted to other non-executive directors related to their 2016 service. The restricted stock will be granted under the Company’s 2014 Stock Incentive Plan, and will vest on the first anniversary of the date of grant. Each director has executed a Director Agreement with the Company, which are filed as exhibits to this Report.

Also pursuant to the terms of the Agreement, Brendan A. Ford has resigned as a director of the Company, effective March 23, 2016. There were no matters of disagreement between Mr. Ford and the Company concerning the Company’s operations, policies or practices.

In connection with the changes to the Board of Directors described above, the Committees of the Board of Directors have been reconfigured. Dr. Greene has been appointed to the new Nominating and Governance Committee and the new Compensation Committee, which have been reconstituted as separate committees formed out of the Company’s former Compensation, Nominating and Governance Committee. Dr. Fiorino has been appointed to the Audit Committee and new Compensation Committee.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit Description

10.1

Agreement dated as of March 14, 2016 by and among the Company, Platinum Partners Value Arbitrage Fund L.P., Platinum Partners Liquid Opportunity Master Fund L.P., Platinum-Montaur Life Sciences, LLC, Platinum Management (NY) LLC, Platinum Liquid Opportunity Management (NY) LLC and Mark Nordlicht (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 18, 2016).

10.2	Director Agreement dated March 15, 2016 between the Company and Mark I. Greene.

10.3	Director Agreement dated March 17, 2016 between the Company and Anthony Fiorino.

99.1	Press Release dated March 23, 2016, entitled “Navidea Announces Fourth Quarter and Full Year 2015 Results.”

Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company’s products, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other filings with the United States Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: March 29, 2016	By:	/s/ Brent L. Larson
Brent L. Larson, Executive Vice President and Chief Financial Officer